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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K

                                CURRENT REPORT


    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): December 31, 2006

                  AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
            (Exact name of registrant as specified in its charter)

              INDIANA                     333-139776             94-2786905
   (State or other jurisdiction     Commission File Number     (IRS Employer
        of incorporation)                                   Identification No.)

            55 AMERIPRISE FINANCIAL CENTER
                  MINNEAPOLIS, MN                                    55474
      (Address of principal executive offices)                    (Zip Code)

      Registrant's telephone number, including area code: (612) 671-3131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01         ENTRY INTO MATERIAL DEFINITIVE AGREEMENTS

         The information contained on the Form 8-K electronically filed by American Enterprise Life Insurance Company ("AEL") on or about March 22, 2006 (the "March 22, 2006 8-K") relating to the merger (the "Merger") of AEL into IDS Life Insurance Company ("IDS Life"), pursuant to the terms of the Agreement and Plan of Merger, dated March 17, 2006 (the "Agreement"), is incorporated herein by reference. The Agreement attached to the March 22, 2006 8-K as Exhibit 99.1 is also incorporated herein by reference.

ITEM 8.01         OTHER EVENTS

         The Articles of Merger of AEL into IDS Life, filed with the Insurance Department of Indiana on April 21, 2006, provide that the Merger became effective on December 31, 2006. Pursuant to the Merger, RiverSource Life Insurance Company ("RiverSource Life"), formerly known as IDS Life, has acquired all of AEL's issued and outstanding shares, property, and debts. In particular, without limiting the foregoing, the Separate Accounts of AEL (the "Separate Accounts") have been transferred to and vested in RiverSource Life as though they had originally been established by it. RiverSource Life will make all required future reports pursuant to Section 15(d) of the Securities Exchange Act of 1934 regarding the Separate Accounts.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS


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
EXHIBIT NO.                                          DESCRIPTION
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
99.1                                Articles of Merger dated March 17, 2006 by and between IDS Life
                                    Insurance Company and American Enterprise Life Insurance Company
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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  RIVERSOURCE LIFE INSURANCE COMPANY,
                                  successor by merger to AMERICAN ENTERPRISE
                                  LIFE INSURANCE COMPANY
                                  (REGISTRANT)


                                  By: /s/ Bruce H. Saul
                                      -----------------
                                   Name:  Bruce H. Saul
                                   Title: Vice President

DATE: January 2, 2007